Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                        37
Due Period                                            01-Oct-98
Distribution Date                                     13-Nov-98
Payment Date                                          16-Nov-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                    18.61%
Annualized Gross Losses                                 -10.19%
Annualized Portfolio Yield                                8.42%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
     30 -   59 days  ($)                            205519239.4
     30 -   59 days (%)                                   5.45%
     60 -   89 days ($)                             72031733.44
     60 -   89 days (%)                                   1.91%
     90 - 119 days ($)                               52330205.5
     90 - 119 days (%)                                    1.39%
   120 - 149 days ($)                               43189704.81
   120 - 149 days (%)                                     1.14%
   150 - 179 days ($)                               38032032.63
   150 - 179 days (%)                                     1.01%
   180 - 209 days ($)                               36091527.85
   180 - 209 days (%)                                     0.96%
   210 - 239 days ($)                               35817481.69
   210 - 239 days (%)                                     0.95%
   240 - 269 days ($)                               34545885.94
   240 - 269 days (%)                                     0.92%
   270 - 299 days ($)                               33175931.84
   270 - 299 days (%)                                     0.88%
            300+ days  ($)                           6455551.13
            300+ days (%)                                 0.17%


Additional Balances on Existing Credit Lines 49,133,042.35 (draws - principal only)
Principal Collections                            115,990,520.35
Defaulted Receivables                             32,895,486.07
Finance Charge  & Administrative Collections      58,618,470.04
Recoveries                                         1,440,756.00


Average Principal Balance                      3,873,735,838.45
Personal Homeowner Lines as % of Total                   28.90%
Principal

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                                  27
Distribution Date:                                     11/13/98
Payment Date:                                          11/16/98
Collection Period Beginning:                           10/01/98
Collection Period Ending:                              10/31/98
Note and Certificate Accrual Beginning:                10/15/98
Note and Certificate Accrual Ending:                   11/16/98

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                8.13%
Invested Amount
OC Balance as % of Ending Participation                   8.37%
Invested Amount
OC Balance as % of Ending Participation                   7.89%
Invested Amount (3 month average)
Does Early Amortization Start Based on                      ---
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                              0
Is this the Early Amortization Period?                        0

Interest Allocation Percentage Calculation:
Numerator                                        601,323,846.42
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,814,341,919.67
Numerators
Applicable Interest Allocation Percentage                15.52%

Principal Allocation Percentage Calculation:
Numerator                                        601,323,846.42
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,822,187,074.33
Numerators
Applicable Principal Allocation Percentage               15.52%

Default Allocation Percentage Calculation:
Numerator                                        601,323,846.42
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,814,341,919.67
Numerators
Default Allocation Percentage (Floating                  15.52%
Allocation Percentage)

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount             10,823,829.24
Series Participation Interest Default Amount       5,106,398.85
(Sec. 4.11 (a)(iii))
Excess of (i) 1.8% of Part. Inv. Amt.  over        5,717,430.39
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                           5,717,430.39

Investor Principal Collections                    10,378,352.45
Investor Finance Charge and Admin.                 9,323,053.07
Collections (4.11a)
Investor Allocated Defaulted Amounts               5,106,398.85

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal         601,323,846.42
Balance
Beginning Participation Invested Amount          601,323,846.42
Ending Participation Unpaid Principal Balance    585,839,095.12
Ending Participation Invested Amount             585,839,095.12

Beginning Participation Unpaid Principal           3,382,446.64
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts        2,809,642.87
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per            125,275.80
annum
Participation Interest Distribution Amount         3,382,446.64

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin.                 9,323,053.07
Collections (4.11a)
Servicing Fee if HFC is not the Servicer                   0.00
(Sec. 4.11 (a)(i)
Series Participation Interest  Monthly             3,382,446.64
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount       5,106,398.85
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                   0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.           834,207.59
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                                 0.00

Reconciliation Check                                       0.00

Series Participation Interest Monthly             15,484,751.30
Principal (Sec. 4.09 (a))

Beginning Unreimbursed Participation Interest              0.00
Charge-Offs
Series Participation Interest Charge-Offs                  0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                   0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                 0.00
Charge-Offs

Available Investor Principal Collections          15,484,751.30
Participation Interest Distribution Amount         3,382,446.64
Series Participation Interest Charge-Offs                  0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts        2,809,642.87
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                      572,803.77
Beginning Net Charge-Offs                                  0.00
Reversals                                                  0.00

+Available Investor Principal Collections         15,484,751.30
+Series Participation Interest Charge Offs                 0.00
+ Lesser of Excess Interest and Carryover                  0.00
Charge Offs

Optimum Monthly Principal                         15,484,751.30
Are the Notes Retired ?   (0=No; 1=Yes)                    0.00
Accelerated Principal Payment                        125,275.80

Beginning Class A-1 Security Balance             346,023,920.49
Beginning Class A-2 Security Balance              52,240,000.00
Beginning Class A-3 Security Balance              67,900,000.00
Beginning Class B Security Balance                49,370,000.00
Beginning Certificate Security Balance            36,886,000.00
Beginning Overcollateralization Amount plus       49,029,201.73
APP
Beginning Class A-1 Adjusted Balance             346,023,920.49
Beginning Class A-2 Adjusted Balance              52,240,000.00
Beginning Class A-3 Adjusted Balance              67,900,000.00
Beginning Class B Adjusted Balance                49,370,000.00
Beginning Certficate  Adjusted Balance            36,886,000.00
Beginning Overcollateralization Amount plus       49,029,201.73
APP
Class A-1 Balance After Payment pursuant to 330,539,169.19 clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to       52,240,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to       67,900,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to         49,370,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to 36,886,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance      18,800,000.00
Class A-3 Minimum Adjusted Principal Balance      24,500,000.00
Class B Minimum Adjusted Principal Balance        17,800,000.00
Certificate Minimum Adjusted Principal             7,900,000.00
Balance
Minimum Overcollateralization Amount              14,800,000.00
Certificate Minimum Balance Target                17,753,267.94
Scheduled Certificate Payment to Certificate      19,132,732.06
Minimum Balance Target
Class A-1 Targeted Balance                       304,636,329.46
Class A-2 Targeted Balance                        37,288,108.43
Class A-3 Targeted Balance                        67,181,577.88
Class B Targeted Balance                          59,000,843.56
Certificate Targeted Balance                      35,993,602.84
Class A-1:  Payment Required to get to Target     41,387,591.03
Class A-2: Payment Required to get to Target 14,951,891.57 or Minimum Adjusted Balance
Class A-3:  Payment Required to get to Target        718,422.12
or Minimum Adjusted Balance
Class B: Payment Required to get to Target or              0.00
Minimum Adjusted Balance
Certificate: Payment Required to get to              892,397.16
Target or Minimum Adjusted Balance
OC: Payment to get to Minimum                     34,229,201.73
Overcollateralization Amount

Section 3.05 Payment of Principal and                      0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                1.00
Remittances on the Participation                  18,867,197.94

Interest and Yield
(i)     Pay Class A-1 Interest Distribution -      1,715,844.96
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -        266,010.26
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -        351,787.79
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -          265,877.86
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate             210,122.00
Yield - Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)    Pay Class A-1 to Targeted Principal       15,484,751.30
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid              0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal              0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                     0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal            125,275.80
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                  0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                  0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                  0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                    0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                    0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                  0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                  0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                    0.00
(a)(vi)(d)
        Pay Certificates up to Certificate                 0.00
Min. Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                 0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05         447,527.97
(a)(vii)

Total Reconciliation Check                                 0.00
(should equal $0.00)
Accelerated Principal Reconciliation                       0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                   0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance       $346,023,920.49
Beginning Class A-2 Note Security Balance        $52,240,000.00
Beginning Class A-3 Note Security Balance        $67,900,000.00
Beginning Class B     Note Security Balance      $49,370,000.00
Beginning Certificate Security Balance           $36,886,000.00
Beginning Overcollateralization Amount           $48,903,925.93
Beginning Class A-1 Adjusted Balance            $346,023,920.49
Beginning Class A-2 Adjusted Balance             $52,240,000.00
Beginning Class A-3 Adjusted Balance             $67,900,000.00
Beginning Class B    Adjusted Balance            $49,370,000.00
Beginning Certficate  Adjusted Balance           $36,886,000.00
Beginning Overcollateralization Amount           $48,903,925.93
Ending Class A-1 Note Security Balance          $330,413,893.39
Ending Class A-2 Note Security Balance           $52,240,000.00
Ending Class A-3 Note Security Balance           $67,900,000.00
Ending Class B    Note Security Balance          $49,370,000.00
Ending Certificate Security Balance              $36,886,000.00
Ending Overcollateralization Amount              $49,029,201.73
Ending Class A-1 Adjusted Balance               $330,413,893.39
Ending Class A-2 Adjusted Balance                $52,240,000.00
Ending Class A-3 Adjusted Balance                $67,900,000.00
Ending Class B    Adjusted Balance               $49,370,000.00
Ending Certficate  Adjusted Balance              $36,886,000.00
Ending Overcollateralization Amount              $49,029,201.73
Class A-1 Note Rate Capped at 13%                         5.58%
Class A-2 Note Rate Capped at 15%                         5.73%
Class A-3 Note Rate Capped at 15%                         5.83%
Class B    Note Rate Capped at 15%                        6.06%
Certificate Rate Capped at 16%                            6.41%
Class A-1 Interest Due                            $1,715,844.96
Class A-2 Interest Due                              $266,010.26
Class A-3 Interest Due                              $351,787.79
Class B Interest Due                                $265,877.86
Certificate Yield  Due                              $210,122.00
Class A-1 Interest Paid                           $1,715,844.96
Class A-2 Interest Paid                             $266,010.26
Class A-3 Interest Paid                             $351,787.79
Class B Interest Paid                               $265,877.86
Certificate Yield Paid                              $210,122.00
Class A-1 Unpaid Interest                                 $0.00
Class A-2 Unpaid Interest                                 $0.00
Class A-3 Unpaid Interest                                 $0.00
Class B     Unpaid Interest                               $0.00
Certificate Unpaid Yield                                  $0.00
Class A-1 Principal Paid                         $15,610,027.10
Class A-2 Principal Paid                                  $0.00
Class A-3 Principal Paid                                  $0.00
Class B    Principal Paid                                 $0.00
Certificate    Principal Paid                             $0.00
OC           Principal Paid                               $0.00
Beginning Class A-1 Net Charge-Off                        $0.00
Beginning Class A-2 Net Charge-Off                        $0.00
Beginning Class A-3 Net Charge-Off                        $0.00
Beginning Class B    Net Charge-Off                       $0.00
Beginning Certificate Net Charge-Off                      $0.00
Beginning OC Net Charge-Off                               $0.00
Reversals Allocated to Class A-1                          $0.00
Reversals Allocated to Class A-2                          $0.00
Reversals Allocated to Class A-3                          $0.00
Reversals Allocated to Class B                            $0.00
Reversals Allocated to Certificates                       $0.00
Reversals Allocated to OC  plus Acclerated          $125,275.80
Principal Payments
 Total Charge-Offs:                                       $0.00
Charge-Offs Allocated to Class A-1                        $0.00
Charge-Offs Allocated to Class A-2                        $0.00
Charge-Offs Allocated to Class A-3                        $0.00
Charge-Offs Allocated to Class B                          $0.00
Charge-Offs Allocated to Certificates                     $0.00
Charge-Offs Allocated to OC                               $0.00
Ending Class A-1 Net Charge-Off                           $0.00
Ending Class A-2 Net Charge-Off                           $0.00
Ending Class A-3 Net Charge-Off                           $0.00
Ending Class B     Net Charge-Off                         $0.00
Ending Certificate Net Charge-Off                         $0.00
Ending OC Net Charge-Off                                  $0.00
Bond Balance Reconciliation    (should equal            ($0.00)
$0.00)

Certificate Balance/Participation Invested                6.13%
Amount (Beginning of Month)

Designated Certificate / Certificate Security         1.000000%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month        $368,860.00
Principal Payments in Respect of  Designated              $0.00
Certificate (Sec. 3.05 (iv) & (viii))
Designated Certificate  - End of Month              $368,860.00
Interest Payments in Respect of Designated            $2,101.22
Certificate (Sec. 3.05 (ii))

Designated Certificateholder Accelerated          $4,499,925.93
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05            $125,275.80
(vi))
Payments to Holder of Designated Certificate              $0.00
in respect to Acc. Prin. (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Accelerated          $4,625,201.73
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount     $44,404,000.00
(Beginning of Month)
Payments to Designated Certificates in                    $0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount     $44,404,000.00
(End of Month)

Remaining Payments to Designated Certificates             $0.00
(Sec. 3.05 paragraph following (ix))

Remaining Amounts to Issuer (Sec. 3.05 (x))         $447,527.97

Monthly Security  Report
Household Consumer Loan Trust 1996-2

Distribution Date                                     13-Nov-98
Payment Date:                                         16-Nov-98
Collection Period Beginning                           01-Oct-98
Collection Period Ending:                             31-Oct-98
Note and Certificate Accrual Beginning:               15-Oct-98
Note and Certificate Accrual Ending:                  16-Nov-98


Ending Pool Principal Balance                 $3,774,205,678.59
Series 1996-2 Participation Invested Amount     $585,839,095.12
Seller Amount                                    $58,222,665.05
Remittances on the Participation                 $18,867,197.94
Optimum Monthly Principal                        $15,484,751.30
Accelerated Principal Payment                       $125,275.80
Beginning Class A-1 Note Security Balance       $346,023,920.49
Beginning Class A-2 Note Security Balance        $52,240,000.00
Beginning Class A-3 Note Security Balance        $67,900,000.00
Beginning Class B Note Security Balance          $49,370,000.00
Beginning Certificate Security Balance           $36,886,000.00
Beginning Overcollateralization Amount           $48,903,925.93
Beginning Class A-1 Adjusted Balance            $346,023,920.49
Beginning Class A-2 Adjusted Balance             $52,240,000.00
Beginning Class A-3 Adjusted Balance             $67,900,000.00
Beginning Class B Adjusted Balance               $49,370,000.00
Beginning Certificate  Adjusted Balance          $36,886,000.00
Beginning Overcollateralization Amount           $48,903,925.93
Ending Class A-1 Note Security Balance          $330,413,893.39
Ending Class A-2 Note Security Balance           $52,240,000.00
Ending Class A-3 Note Security Balance           $67,900,000.00
Ending Class B Note Security Balance             $49,370,000.00
Ending Certificate Security Balance              $36,886,000.00
Ending Overcollateralization Amount              $49,029,201.73
Ending Class A-1 Adjusted Balance               $330,413,893.39
Ending Class A-2 Adjusted Balance                $52,240,000.00
Ending Class A-3 Adjusted Balance                $67,900,000.00
Ending Class B Adjusted Balance                  $49,370,000.00
Ending Certificate  Adjusted Balance             $36,886,000.00
Ending Overcollateralization Amount              $49,029,201.73
Class A-1 Note Rate Capped at 13%                     5.578590%
Class A-2 Note Rate Capped at 15%                     5.728590%
Class A-3 Note Rate Capped at 15%                     5.828590%
Class B Note Rate Capped at 15%                       6.058590%
Certificate Rate Capped at 16%                        6.408590%
Class A-1 Interest Due                            $1,715,844.96
Class A-2 Interest Due                              $266,010.26
Class A-3 Interest Due                              $351,787.79
Class B Interest Due                                $265,877.86
Certificate Yield  Due                              $210,122.00
Class A-1 Interest Paid                           $1,715,844.96
Class A-2 Interest Paid                             $266,010.26
Class A-3 Interest Paid                             $351,787.79
Class B Interest Paid                               $265,877.86
Certificate Yield Paid                              $210,122.00
Class A-1 Unpaid Interest                                 $0.00
Class A-2 Unpaid Interest                                 $0.00
Class A-3 Unpaid Interest                                 $0.00
Class B Unpaid Interest                                   $0.00
Cetificate Unpaid Yield                                   $0.00
Class A-1 Principal Paid                         $15,610,027.10
Class A-2 Principal Paid                                  $0.00
Class A-3 Principal Paid                                  $0.00
Class B Principal Paid                                    $0.00
Certificate  Principal Paid                               $0.00
OC Principal Paid                                         $0.00
Beginning Class A-1 Net Charge-Off                        $0.00
Beginning Class A-2 Net Charge-Off                        $0.00
Beginning Class A-3 Net Charge-Off                        $0.00
Beginning Class B Net Charge-Off                          $0.00
Beginning Certificate Net Charge-Off                      $0.00
Beginning OC Net Charge-Off                               $0.00
Reversals Allocated to Class A-1                          $0.00
Reversals Allocated to Class A-2                          $0.00
Reversals Allocated to Class A-3                          $0.00
Reversals Allocated to Class B                            $0.00
Reversals Allocated to Certificates                       $0.00
Reversals Allocated to OC  plus Acclerated          $125,275.80
Principal Payments
 Total Charge-Offs:                                       $0.00
Charge-Offs Allocated to Class A-1                        $0.00
Charge-Offs Allocated to Class A-2                        $0.00
Charge-Offs Allocated to Class A-3                        $0.00
Charge-Offs Allocated to Class B                          $0.00
Charge-Offs Allocated to Certificates                     $0.00
Charge-Offs Allocated to OC                               $0.00
Ending Class A-1 Net Charge-Off                           $0.00
Ending Class A-2 Net Charge-Off                           $0.00
Ending Class A-3 Net Charge-Off                           $0.00
Ending Class B Net Charge-Off                             $0.00
Ending Certificate Net Charge-Off                         $0.00
Ending OC Net Charge-Off                                  $0.00
Interest paid per $1,000 Class A-1                     2.161014
Principal paid per $1,000 Class A-1                   19.659984
Interest paid per $1,000 Class A-2                     5.092080
Principal paid per $1,000 Class A-2                    0.000000
Interest paid per $1,000 Class A-3                     5.180969
Principal paid per $1,000 Class A-3                    0.000000
Interest paid per $1,000 Class B                       5.385413
Principal paid per $1,000 Class B                      0.000000
Yield Paid per $1,000 Certificate                      5.696524
Principal Paid per $1,000 Certificate                  0.000000



Bloomberg Summary
Household Consumer Loan Trust 1996-2


Due Period                                               Oct-98
Monthly Payment Rate (including charge offs)              3.84%
Monthly Draw Rate                                         1.27%
Monthly Net Payment Rate                                  2.58%
Actual Payment Rate                                       2.58%

Annualized Cash Yield                                    18.61%
Annualized Gross Losses                                  10.19%
Annualized Portfolio Yield                                8.42%
Weighted Coupon                                           5.72%
Excess Servicing                                          2.70%


Ending Overcollateralization Percentage (3 mo             8.13%
avg)
Trigger Level                                             4.25%
Excess Overcollateralization                              3.88%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                             5.45%
      60-89 days (Del Stat 2)                             1.91%
      90+ days (Del Stat 3+)                              7.41%

Total Participation Balance (ending)             585,839,095.12